SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 14, 2003

YAHOO! INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-28018	77-0398689
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 First Avenue

Sunnyvale, California 94089

(Address of Principal Executive Offices)  (Zip Code)

(408) 349-3300

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 2.  Acquisitions and Dispositions.

On July 14, 2003, Yahoo! Inc., a Delaware corporation (the “Company”), July 2003 Merger Corp., a Delaware corporation and a wholly-owned subsidiary of the Company, and Overture Services, Inc., a Delaware corporation (“Overture”), a provider of commercial search services on the Internet, entered into an agreement (the “Agreement and Plan of Merger”) under which the Company will acquire Overture.  Under the terms of the Agreement and Plan of Merger, each outstanding common share of Overture will receive 0.6108 shares of the Company’s common stock and $4.75 in cash (the “Acquisition”). The Acquisition reflects an aggregate purchase price of approximately $1.7 billion.  The Acquisition is subject to customary closing conditions, including regulatory approval and the approval of Overture’s stockholders.  Although the Acquisition is expected to be completed in the fourth quarter of 2003, there can be no assurance that the Acquisition will be completed in the fourth quarter of 2003, if at all.

The foregoing description of the Acquisition does not purport to be complete and is qualified in its entirety by reference to the Agreement and Plan of Merger attached as Exhibit 2.1 to this Current Report on Form 8-K.

 Item 5. Other Events

On July 14, 2003, Yahoo! Inc. and Overture Services, Inc. issued a joint press release.  The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)                                  Pro Forma Financial Information.

The unaudited pro forma financial information required by this Item 7 is included as follows:

(i)                                     Yahoo! Inc. and Overture Services, Inc. unaudited pro forma consolidated financial information as Exhibit 99.1(i)

(ii)                                  Yahoo! Inc. and Inktomi Corporation unaudited pro forma consolidated financial information as Exhibit 99.1(ii)

(iii)                               Overture Services, Inc., Alta Vista Company and FAST IBU unaudited pro forma consolidated financial information as Exhibit 99.1 (iii)

(b)                                 Financial Statements.

The following financial statements of Overture are included as Exhibits:

(i)                                     Unaudited condensed consolidated financial statements of Overture Services, Inc. as of June 30, 2003 and for the three and six months ended June 30, 2003 and 2002 as Exhibit 99.2.

(ii)                                  Consolidated financial statements of Overture Services, Inc. as of December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002 as Exhibit 99.3.

The following financial statements of businesses acquired by Overture are included as Exhibits:

(i)                                     Financial Statements of Alta Vista Company as Exhibit 99.4.

(ii)                                  Financial Statements of Fast IBU as Exhibit 99.5.

(c)                                  Exhibits.

2.1*                          Agreement and Plan of Merger, dated as of July 14, 2003, by and among Yahoo! Inc., July 2003 Merger Corp. and Overture Services, Inc.

2.2*                          Form of Voting Agreement, dated as of July 14, 2003, by and between Yahoo! Inc., July 2003 Merger Corp. and each of certain individual stockholders of Overture Services, Inc.

2.3*                          Voting Agreement, dated as of July 14, 2003, by and between Yahoo! Inc., July 2003 Merger Corp. and Idealab.

2.4*                          Voting Agreement, dated as of July 14, 2003, by and between Yahoo! Inc., July 2003 Merger Corp. and Bill Gross.

23.1                           Consent of Ernst & Young LLP, independent accountants of Overture Services, Inc.

23.2                           Consent of KPMG LLP, independent accountants of Alta Vista Company.

23.3                           Consent of Deloitte and Touche AS, independent auditors of FAST IBU.

99.1(i)                Yahoo! Inc. and Overture Services, Inc. unaudited pro forma consolidated financial information.

99.1(ii)             Yahoo! Inc. and Inktomi Corporation unaudited pro forma consolidated financial information.

99.1(iii)          Overture Services, Inc., Alta Vista Company and Fast IBU unaudited pro forma consolidated financial information.

99.2                           Unaudited condensed consolidated financial statements of Overture Services, Inc. as of June 30, 2003 and for the three and six months ended June 30, 2003 and 2002.

99.3                           Consolidated financial statements of Overture Services, Inc. as of December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002.

99.4                           Financial Statements of Alta Vista Company.

99.5                           Financial Statements of Fast IBU.

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAHOO! INC.

By:	/s/ SUSAN DECKER
Susan Decker Executive Vice President, Finance and Administration and Chief Financial Officer

Date: August 8, 2003

INDEX TO EXHIBITS

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of July 14, 2003, by and among Yahoo! Inc., July 2003 Merger Corp. and Overture Services, Inc.

2.2*	Form of Voting Agreement, dated as of July 14, 2003, by and between Yahoo! Inc., July 2003 Merger Corp. and each of certain individual stockholders of Overture Services, Inc.

2.3*	Voting Agreement, dated as of July 14, 2003, by and between Yahoo! Inc., July 2003 Merger Corp. and Idealab.

2.4*	Voting Agreement, dated as of July 14, 2003, by and between Yahoo! Inc., July 2003 Merger Corp. and Bill Gross.

23.1	Consent of Ernst & Young LLP, independent accountants of Overture Services, Inc.

23.2	Consent of KPMG LLP, independent accountants of Alta Vista Company.

23.3	Consent of Deloitte and Touche AS, independent auditors of Fast IBU.

99.1(i)	Yahoo! Inc. and Overture Services, Inc. unaudited pro forma consolidated financial information.

99.1(ii)	Yahoo! Inc. and Inktomi Corporation unaudited pro forma consolidated financial information.

99.1(iii)	Overture Services, Inc., Alta Vista Company and Fast IBU unaudited pro forma consolidated financial information.

99.2	Unaudited condensed consolidated financial statements of Overture Services, Inc. as of June 30, 2003 and for the three and six months ended June 30, 2003 and 2002.

99.3	Consolidated financial statements of Overture Services, Inc. as of December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002.

99.4	Financial Statements of Alta Vista Company.

99.5	Financial Statements of Fast IBU.

* Previously filed